                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549
                             ____________________



                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                              SEPTEMBER 19, 1996
                                Date of Report
                       (Date of earliest event reported)


                             COLUMBUS REALTY TRUST
              (Exact name of registrant as specified in charter)


        TEXAS                        001-12684                  75-2509086
 (State or other jurisdiction       (Commission               (IRS Employer
of incorporation or organization)   File Number)            Identification No.)


                        15851 DALLAS PARKWAY, SUITE 855
                             DALLAS, TEXAS  75248
                   (Address of principal executive offices)
                                (214) 378-1492
             (Registrant's telephone number, including area code)
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ITEM 5.   OTHER EVENTS

          Columbus Realty Trust (the "Company") is filing this Current Report on Form 8-K to report the appointment of Amy DiGeso to fill the vacancy on the Board of Trust Managers of the Company (the "Board") effective as of September 19, 1996. Ms. DiGeso replaces Jack F. Kemp who resigned from the Board
effective as of  September 5, 1996.   Ms. DiGeso will be a Class II Trust
Manager with a term expiring at the annual meeting of the shareholders of the Company to be held in 1999.



                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    Columbus Realty Trust



Date:  September 19, 1996           By:  /s/  Richard R. Reupke
                                       ------------------------
                                         Richard R. Reupke
                                         Chief Financial Officer


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